THE BJURMAN, BARRY FUNDS
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2003

     Effective October 20, 2003, the last sentence of footnote (1) on page 6 is amended as follows:

     The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, except that it is permitted to look back up to five years and four years, respectively, during the initial six years and seventh year of a Fund's operations.

     The second and third paragraphs of the section "Net Asset Value" on page 16 are replaced by the following:

     Portfolio securities are valued based on market value, or where market quotations are not readily available, based on fair value as determined in accordance with the valuation procedures approved by the Board of Trustees that allow varying methods of fair valuation depending on the specific circumstances of each situation.

     Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. In the event the amortized cost valuation deviates from market quotations in excess of 1/4 of 1%, the Adviser will immediately inform the chairman of the Trust's Audit Committee. In the event that the deviation is greater than 1/2 of 1%, the Adviser will immediately report to the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees that allow varying methods of fair valuation depending on the circumstances of each situation.